UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2008
INVERNESS MEDICAL INNOVATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16789	04-3565120
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
51 Sawyer Road, Suite 200
Waltham, Massachusetts 02453
(Address of principal executive offices) (Zip Code)
(781) 647-3900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     Inverness Medical Innovations, Inc. (the “Company”) is filing this Current Report on Form 8-K to include as an exhibit a consent of BDO Seidman, LLP, the Company’s independent registered public accounting firm, to the incorporation by reference into the Company’s Registration Statement on Form S-4/A (No. 333-149259) of its reports dated February 29, 2008 (except for the restatement discussed in Note 2(s), as to which is dated April 28, 2008) relating to the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting, which were included in the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2007, filed with the Securities and Exchange Commission on April 29, 2008.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Consent of BDO Seidman, LLP.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
By:	/s/ Jay McNamara
Jay McNamara
Senior Counsel — Corporate & Finance

Date: May 2, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Consent of BDO Seidman, LLP.